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                                                                    EXHIBIT 10.1

                          FIRST AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of April 9, 2004, by and among NORTHERN BORDER PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), Northern Border Intermediate Limited Partnership, a Delaware limited partnership (the "Guarantor"), the Lenders (as defined below) party hereto and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the "LENDERS") and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of November 24, 2003 (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

      NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

      1.    AMENDMENTS.

      (a) Section 1.1, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

            "MARCH 2004 SEC ORDER" means that certain Securities and Exchange Commission Release No. 35-27809; 70-10200 issued on March 9, 2004, as amended from time to time.

            "PUHCA" means the Public Utility Holding Company Act of 1935, as amended, and rules, regulations, orders, decisions, judgments or determinations of the Securities and Exchange Commission or federal courts, implementing, applying or interpreting that statute.

      (b) Section 7.2, Conditions Precedent to Each Borrowing, of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

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            SECTION 7.2 CONDITIONS PRECEDENT TO EACH BORROWING.

            In addition to the conditions stated in Section 7.1:

                  (a) Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing, and Administrative Agent will not be obligated to issue any LC, as the case may be, unless on the date of such Borrowing or issuance (and after giving effect thereto), as the case may be: (a) Administrative Agent shall have timely received therefor a Borrowing Notice or a LC Request (together with the applicable LC Agreement), as the case may be; (b) Administrative Agent shall have received the LC fronting fees provided for in Section 5.4(b) hereof; (c) all of the representations and warranties of any Loan Party set forth in the Loan Documents are true and correct in all material respects (except such representations and warranties which expressly refer to an earlier date, which are true and correct in all material respects as of such earlier date); (d) no Default or Potential Default shall have occurred and be continuing; and (e) the funding of such Borrowing and issuance of such LC, as the case may be, is permitted by Law. Each Borrowing Notice and LC Request delivered to Administrative Agent shall constitute the representation and warranty by Borrower to Administrative Agent and Lenders that, as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, the statements above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, Lenders may fund any Borrowing, and Administrative Agent may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Required Lenders specifically waive each such item in writing with respect to such subsequent funding or issuance; and.

                  (b) So long as any Loan Party is a "subsidiary of a registered holding company" and not a "holding company", a "public-utility company", an "investment company", or a "fiscal or financing agency" of a "holding company", "public utility company" or an "investment company" as such terms are used in or defined by PUHCA, the proceeds of the Borrowing will be used in accordance with
            Section 8.12(a)(ii) below;

      (c) Section 8.12, Government Regulations, of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

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            SECTION 8.12 GOVERNMENT REGULATIONS.

            (a)   Either:

                  (i) No Loan Party is a "subsidiary company" of a "registered holding company", as such terms are used in or defined by PUHCA; or

                  (ii) Each Loan Party is a "subsidiary of a registered holding company" and not a "holding company", a "public-utility company", an "investment company", or a "fiscal or financing agency" of a "holding company", "public-utility company" or an "investment company" as such terms are used in or defined by PUHCA, but (A) the Borrower is permitted to borrow under this Agreement (1) solely for the purpose of financing the existing business of the Borrower, or
            (2) prior to July 31, 2005, to finance acquisitions pursuant to authority granted in the March 2004 SEC Order and (B) pursuant to the March 2004 SEC Order, the Subsidiaries of the Borrower are currently permitted to declare and pay dividends to the Borrower.

            (b) No Loan Party or any of their respective Subsidiaries is (i) a "holding company", a "public-utility company" or an "investment company", or (ii) a "fiscal or financing agency" of a "holding company", a "public-utility company" or an "investment company", as such terms are used in or defined by PUHCA.

            (c) No Loan Party or Subsidiary thereof is subject to regulation under the Investment Company Act of 1940, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any public service commission) which regulates the incurrence of Debt.

(d) Section 9.1, Use of Proceeds, of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

            SECTION 9.1 USE OF PROCEEDS.

            Borrower shall, and shall cause each of its Subsidiaries to, use the proceeds of Borrowings only for the purposes represented in Section 8.1(a); provided further, that so long as any Loan Party is a "subsidiary of a registered holding company" and not a "holding company", a "public-utility company", an "investment company", or a "fiscal or financing agency" of a "holding company", "public utility company" or an "investment company" as such terms are used in or defined by PUHCA, the proceeds of any Borrowing shall be used in accordance with Section 8.12(a)(ii).

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(e)   The Credit Agreement is hereby amended by inserting the following Section
      9.13 immediately following Section 9.12.

                        SECTION 9.13 PUHCA AUTHORIZATION.

            So long as any Loan Party is a "subsidiary of a registered holding company" and not a "holding company", a "public-utility company", an "investment company", or a "fiscal or financing agency" of a "holding company", a "public utility company" or an "investment company" as such terms are used in or defined by PUHCA, each Loan Party shall, and shall cause each of its Subsidiaries to, at all times maintain all approvals or authorizations under PUHCA necessary for the normal conduct of its business, including, without limitation, authorization and authority for the Borrower to make Borrowings under this Agreement, authorization and authority for the Borrower and its Subsidiaries to perform their respective obligations under the Loan Documents and authorization and authority for the Borrower and its Subsidiaries to declare and pay dividends and distributions.

      2. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment and the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), (ii) executed counterparts to this Amendment from the Borrower, the Guarantor and the Required Lenders and (iii) an opinion of counsel to the Borrower in form and substance acceptable to, and covering such issues required by, the Administrative Agent.

      3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

      (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary partnership and partner action; (iii) are not in contravention of any provision of such Loan Party's certificate of partnership, partnership agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or

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any of its Subsidiaries; and (vii) do not require the consent or approval of any
Governmental Authority or any other Person;

      (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

      (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

      4.    REAFFIRMATIONS AND ACKNOWLEDGMENTS.

      The Guarantor consents to the execution and delivery by the Borrower of this Amendment and ratifies and confirms the terms of the Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. The Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty (i) is and shall continue to be a primary obligation of the Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantor under the Guaranty.

      5. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

      6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

      7. NO NOVATION. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

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      8.    COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

      9. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

      10. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

      11. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

                           [Signature Pages To Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantor, by their respective authorized officers as of the day and year first above written.

                               BORROWER:

                               NORTHERN BORDER PARTNERS, L.P.

                               By: /s/ Jerry L. Peters
                                   Name: Jerry L. Peters
                                   Title: Chief Financial and Accounting Officer

                               GUARANTOR:

                               NORTHERN BORDER INTERMEDIATE
                               LIMITED PARTNERSHIP

                               By: /s/ Jerry L. Peters
                                   --------------------------------------------
                                   Name: Jerry L. Peters
                                   Title: Chief Financial and Accounting Officer

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                         LENDERS:

                                      SUNTRUST BANK, as Administrative Agent and
                                      Lender

                                      By: /s/ Mary Crawford Owen
                                          --------------------------------------
                                          Name: Mary Crawford Owen
                                          Title: Vice President

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      BMO NESBITT BURNS FINANCING, INC.,
                                      as a Lender

                                      By /s/ Cahal B. Carmody
                                         ---------------------------------------
                                         Name: Cahal B. Carmody
                                         Title: Vice President

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as a Lender

                                      By /s/ Russell Clingman
                                         ---------------------------------------
                                         Name: Russell Clingman
                                         Title: Director

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      CITIBANK, N.A., as a Lender

                                      By /s/ Amy Pincu
                                         ---------------------------------------
                                         Name: Amy K. Pincu
                                         Title: Attorney-In-Fact

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      BARCLAYS BANK PLC, as a Lender

                                      By /s/ Nicholas A. Bell
                                         ---------------------------------------
                                         Name: Nicholas A. Bell
                                         Title: Director
                                                Loan Transaction Management

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      UBS LOAN FINANCE LLC as a Lender

                                      By /s/ Wilfred V. Saint
                                         ---------------------------------------
                                         Name: Wilfred V. Saint
                                         Title: Director
                                                Banking Products Serivces, US

                                      By /s/ Juan Zunlga
                                         ---------------------------------------
                                         Name: Juan Zunlga
                                         Title: Associate Director
                                                Banking Products Services, US

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      WELLS FARGO BANK, N.A., as a Lender

                                      By /s/ Art Krasny
                                         ---------------------------------------
                                         Name: Art Krasny
                                         Title: Relationship Manager

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

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                                      BANK ONE, N.A., as a Lender

                                      By /s/ Jeanie Gonzalez
                                         ---------------------------------------
                                         Name: Jeanie Gonzalez
                                         Title: Director

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]